UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 29, 2012

Hawaiian Telcom Holdco, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34686	16-1710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (808) 546-4511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 29, 2012, the Company issued a press release announcing the expiration on October 28, 2012 of certain trading restrictions applicable to its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1                        Press release dated October 29, 2012 announcing the expiration of stock trading restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2012
HAWAIIAN TELCOM HOLDCO, INC.

/s/ Eric K. Yeaman
Eric K. Yeaman
President and Chief Executive Officer